UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 28, 2001
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RAVISENT Technologies Inc.
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(Exact name of registrant as specified in its charter)

Delaware	000-26287	23-2763854
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(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

257 Great Valley Parkway, Malvern Pennsylvania 19355 --------------------------------------------------------------------------------
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code		(800) 700-0362
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205 Great Valley Parkway, Malvern, PA 19355 -------------------------------------------------------------------------------- (Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

On June 28, 2001, the Registrant signed an agreement to acquire all of the outstanding capital stock of eMation Ltd., a company incorporated in Israel and headquartered in Boston, MA. Additional details of the agreement are set forth in the press release attached hereto as Exhibit 99.1.

As mentioned in the conference call held on June 28, 2001 announcing this transaction, our Board has elected to make the first enhancement to our management team and has begun a search for a new CEO who will lead the combined entity and help us grow the company to the next level.

Item 7. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired. Not required pursuant to an Item 5 filing.

(b) Pro forma financial information Not required pursuant to an Item 5 filing.

(c) Exhibits.

Exhibit 99.1: Press Release disseminated on June 28, 2001 announcing the execution of an agreement to acquire all of the outstanding capital stock of eMation Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2001

RAVISENT Technologies Inc. ------------------------------------ (Registrant)

By /s/ Francis E.J. Wilde -------------------------------- Name: Francis E.J. Wilde, III Title: President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release of RAVISENT Technologies Inc., dated June 28, 2001 (filed herewith).